Other Operating Expenses	12 Months Ended
Jan. 31, 2020
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Other Operating Expenses
25.	OTHER OPERATING EXPENSES (INCOME)
Details of other operating expenses (income) were as follows:

	Years ended
	January 31, 2020	January 31, 2019
(Gain) loss on litigation	$(40.0)	$1.3
Restructuring costs	2.4	0.2
Foreign exchange loss on working capital elements	15.0	24.2
Gain on forward exchange contracts	(6.1)	(18.8)
Other	0.6	0.6
Total	$(28.1)	$7.5
The Company is involved in multiple lawsuits with one of its competitors whereby each party is claiming damages for the alleged infringement of some of its patents. On February 19, 2020, an opinion was rendered by the U.S. Court of Appeals for the Federal Circuit in one of those lawsuits in favour of the Company. Following this opinion, the Company reversed, during the year ended January 31, 2020, $40.5 million of provisions previously recorded in the current and previous fiscal years.